UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2018 (April 30, 2018)

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into Material Definitive Agreement.

On April 30, 2018, Teladoc, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the credit agreement by and among the Company, as borrower, the financial institutions listed therein as lenders, and Jefferies Finance LLC, as administrative agent and collateral agent for the lenders (the “Credit Agreement”). The Amendment amends certain restrictive covenants that limit the Company’s ability to incur additional indebtedness to allow for the potential issuance by the Company of convertible senior notes, in an amount not to exceed $300 million, in an offering prior to May 31, 2018.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 8.01. Other Events.

On May 2, 2018, the Company issued a press release announcing a proposed offering of $225 million aggregate principal amount of convertible senior notes due 2025 (the “notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on July 14, 2017, the Company completed its acquisition of Best Doctors Holdings, Inc. (“BDHI”). In connection with the proposed offering of the notes, the Company is filing as an exhibit to this Current Report on Form 8-K certain unaudited pro forma financial information of the Company reflecting the acquisition of BDHI described in Item 9.01(a) below and incorporated by reference herein.

This report does not constitute an offer to sell or a solicitation of an offer to buy the notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits.

(a) Pro forma financial information.

The unaudited pro forma combined financial information of the Company giving pro forma effect to the acquisition of BDHI for the year ended December 31, 2017 is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Credit Agreement by and among Teladoc, Inc., Jefferies Finance LLC, as administrative agent and issuing bank, and the lenders party thereto, dated as of April 30, 2018.
99.1	Teladoc, Inc. press release, dated May 2, 2018.
99.2	Unaudited pro forma combined financial information of Teladoc, Inc. giving pro forma effect to the acquisition of Best Doctors Holdings, Inc. for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: May 2, 2018	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary